                                  EXHIBIT 99.2

                                   VALESC INC.

                       CONDENSED PRO FORMA BALANCED SHEET
                    AND CONDENSED PRO FORMA INCOME STATEMENT

                                DECEMBER 31, 2000

The Board of Directors and
Management of  Valesc Inc.

We have compiled the accompanying condensed pro forma balance sheet of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and condensed income statement for the period beginning June 2, 2000 ( the inception date of NetCentral Capital Fund, Inc.) to December 31, 2000 in accordance with standards established by the American Institutes of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statement information that is the representation of management. We have not audited or reviewed the accompanying condensed pro forma balance sheet and condensed pro forma income statement and, accordingly, do not express an opinion or any other form of assurance.

The following Pro Forma Condensed Balance Sheet and income statement has been prepared based upon the historical audited financial statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and to the period ended December 31, 2000, respectively and gives effect to the merger of two companies.

Management has elected to omit substantially all disclosure to the condensed pro forma balance sheet and income statements. If the omitted and disclosures were included in the financial statements, they might influence the users' conclusion about the Company's financial position, results of operations, and cash flows. Accordingly, these financial information are not designed for those who are not informed about such matters.

/s/ Stan J.H. Lee, CPA
----------------------
Stan J.H. Lee & Co. CPAs


Fort Lee , NJ
March 14th, 2001


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



                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        CONDENSED PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 2000


                                                                             Pro Forma            Pro Forma
                                        Valesc Inc.            Merger        Adjustment         Balance Sheet
                                        -----------            ------        ----------         -------------
ASSETS :

CURRENT ASSETS

Cash in a bank                           $ 19,667                                                 $ 19,667
Other current assets                        5,000                                                    5,000
                                        -----------                                               -----------
                                           24,667                -0-           -0-
                                                                                                    24,667

Property and equipment,
net of accumulated depreciation               400                                                      400
Organization expenses -
net of accumulated amortization               967                                                      967
                                        -----------                                               -----------
                                            1,367                -0-           -0-                   1,367


TOTAL ASSETS                             $ 26,034                -0-           -0-                $ 26,034
                                         ========                                                 ========
LIABILITIES AND SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES

 TOTAL LIABILITIES                       $      0                -0-          -0-                 $    -0-
                                        -----------                                               --------
SHAREHOLDERS' EQUITY

Common stocks                              92,500                500          -0-                   93,000

Accumulated deficit  during
development stage                         (66,466)              (500)         -0-                  (66,966)
                                        -----------                                               --------
TOTAL SHAREHOLDERS' EQUITY                 26,034                                                   26,034
                                        -----------                                               --------
TOTAL LIABILITIES AND
SHAREHOLDERS'  EQUITY                    $ 26,034                                                 $ 26,034
                                        ===========                                               ========


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



                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)

                      CONDENSED PRO FORMA INCOME STATEMENT
            For the period beginning June 2 (inception date of NetCentral
                     Capital Fund, Inc. to December 31, 2000


                                                    Pro Forma        Pro Forma
                           Valesc Inc.    Merger    Adjustment   Income Statement
                           -----------    ------    ----------   ----------------
INCOME                     $      0         -0-        -0-             -0-
Operating Expenses
Information technology        4,457                                  4,457
Professional fees            48,659                                 48,659
Other operating expense      13,150         500        -0-          13,650
                           -----------   --------                 ----------------
                             66,266         500                     66,766
                           -----------   --------                 ----------------
 Total Operating Expense    (66,266)        500        -0-         (66,766)
                           -----------   --------                 ----------------
PROVISION FOR
 INCOME TAXES                   200         -0-        -0-             200
                           -----------   --------      ---        ----------------
NET LOSS                   $(66,466)     $(500)        -0-        $(66,966)
                           ===========   ========      ===        ================


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


                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONDENSED PRO FORMA BALANCE SHEET
                              and INCOME STATEMENT
                                DECEMBER 31, 2000

NOTE A - BASIS OF PRESENTATION

VALESC INC. was incorporated in the State of New Jersey on October 24, 2000

The Company is a first mover in the consolidation of medical sales organizations. The Company's immediate goal is to create acquisition a profitable national infrastructure of proven sales professionals primarily within the nondurable medical products segment of the healthcare industry.

Currently all operation are run from the head office facility in Princeton, NJ. The Company's fiscal year end is December 31.

NETCENTRAL CAPITAL FUND, INC. was incorporated in the State of Delaware on June 2, 2000 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. As of December 31 , 2000, the Company did not commence any formal business operations. Therefore, all the activities to date are related to the organization of organization and proposed fund raising.

The Company's fiscal year end is December 31.

On March 2, 2001, the Company entered into a merger agreement with NetCentral Capital Fund, Inc. as the Board of Directors of the Company believe that it is in the best interest of the Company and the Shareholders to combine to form a single entity through the merger. The surviving entity will continue to use VALESC INC. as corporate legal name.

Pursuant to the merger, each outstanding shares of the Common Stocks of VALESC INC. shall be converted Into the right to receive two shares of NetCentral Capital Fund, Inc.

The following Pro Forma Condensed Balance Sheet and income statement has been prepared based upon the historical audited financial statements of Valesc Inc. and NetCentral Capital Fund, Inc. as of December 31, 2000 and to the period ended December 31, 2000, respectively and gives effect to the merger of two companies.

The following Pro Forma Condensed financial information are not necessarily indicative of the actual results of operations that would have been reported if the events described above had occurred as of June 2, 2000 nor do they purport to indicate the results of the Company's future operations. Furthermore, the pro forma results do not give effects to all cost savings or incremental costs they may occur as a result of the integration and consolidation of the recent


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

                                   VALESC INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONDENSED PRO FORMA BALANCE SHEET
                              and INCOME STATEMENT
                                DECEMBER 31, 2000

NOTE A - BASIS OF PRESENTATION

ACQUISITIONS. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made.

The accompanying unaudited pro forma condensed balance sheet and statement of income of both companies were prepared from the audited financial statements of each respective companies as of December 31, 2000 to period ended December 31, 2000 in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a fair presentation of financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. This report should be read in conjunction with both Company's audited financial statements.

There are no significant pro forma adjustment to be made to the pro forma condensed balance Sheet and income statement.


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